File Nos. 33-13021 and 811-5086

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

               Pre-Effective Amendment No.  _______     [   ]

               Post-Effective Amendment No.    22       [ X ]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                 Amendment No.     23                   [ X ]

                    CHURCHILL TAX-FREE TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                         (212) 697-6666
                (Registrant's Telephone Number)

                       EDWARD M.W. HINES
                 Hollyer Brady Smith & Hines LLP
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on April 24,2002 pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[_ ] on (date)pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                       Churchill Tax-Free Fund of Kentucky
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                                  800-437-1020
                                  212-697-6666
                                   Prospectus

                                                                April 24, 2002
Class A Shares
Class C Shares

     Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Kentucky state and regular Federal income taxes and are of investment grade quality.

     For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666

     The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

 The Fund's Objective, Investment Strategies
 and Main Risks...................................
 Risk/Return Bar Chart and Performance Table .....
 Fees and Expenses of the Fund...................
 Investment of the Fund's Assets.................
 Fund Management.................................
 Net Asset Value per Share........................
 Purchases .......................................
 Redeeming Your Investment........................
 Alternate Purchase Plans.........................
 Dividends and Distributions......................
 Tax Information..................................
 Financial Highlights.............................

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and regular Federal income taxes. We call these "Kentucky Obligations." In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities; at least 80% of the Fund's net assets will always consist of obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 15 and 18 years.

     At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.


     The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's net assets must be invested in tax-exempt Kentucky Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed- income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

     * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

     * Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period and the table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


 [Bar Chart]
Annual Total Returns- Class A Shares
1992-2001

14%                     13.75
                         XXXX
12%                      XXXX
                         XXXX
10%          10.50       XXXX
             XXXX        XXXX                          8.45
8%     8.48  XXXX        XXXX        8.08              XXXX
       XXXX  XXXX        XXXX        XXXX              XXXX
6%     XXXX  XXXX        XXXX        XXXX              XXXX
       XXXX  XXXX        XXXX        XXXX  5.13        XXXX
4%     XXXX  XXXX        XXXX  4.17  XXXX  XXXX        XXXX  4.02
       XXXX  XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX
2%     XXXX  XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX
       XXXX  XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX
0%     XXXX  XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX
       XXXX  XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX
-2%    XXXX  XXXX        XXXX  XXXX  XXXX  XXXX -1.51  XXXX  XXXX
       XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX
-4%    XXXX  XXXX -3.31  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX

       1992  1993   1994  1995  1996  1997  1998  1999  2000  2001
                           Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.75% (quarter ended March 31, 1995) and the lowest return for a quarter was -3.97% (quarter ended March 31, 1994).

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

Average Annual Total Return
                                                               Since
 For the Period Ended       1 Year     5 Year     10 Years(1)  Inception(1)
    December 31, 2001

Churchill Tax-Free Fund of Kentucky
Class A Shares (2)
    Return before taxes    (0.11)%      3.92%       5.23%         -
    Return after taxes on
     distributions         (0.11)%      3.890%      5.11%         -
    Return after taxes on
     distributions and
     redemptions           1.79%        4.12%       5.19%         -

Churchill Tax-Free Fund of Kentucky
Class C Shares
    Return before taxes     2.21%(3)    3.88%         -       4.02%(4)
Lehman Brothers Quality Intermediate
  Municipal Bond Index(5)   5.51%       5.72%       6.04%     5.76%(4)

(1)      Shorter of 10 years or since inception.

(2) The average annual total returns shown do reflect the maximum 4% sales load.

(3) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(4) Represents average annual return for the period 4/1/96 - 12/31/01 to correspond with Class C Shares inception date.

(5) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                            Class A           Class C
                                            Shares            Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)         4.00%        None

Maximum Deferred Sales Charge (Load)..      None(1)      1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)..... None               None
Redemption Fees.......................... None               None
Exchange Fees............................ None               None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fees ..........................0.40%               0.40%
Distribution (12b-1) Fee..................0.15%               0.75%
All Other Expenses:
 Service Fee.....................None                         0.25%
 Other Expenses (3)..............0.17%                        0.17%
 Total All Other Expenses (3).............0.17%               0.42%
Total Annual Fund
 Operating Expenses (3)...................0.72%               1.57%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.02% offset in Fund expenses received in the year ended December 31, 2001 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Fund operating expenses were 0.15%, 0.15% and 0.70%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.15%, 0.46% and 1.50%, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years          5 years           10 years

Class A Shares............$471      $621             $785              $1,259
Class C Shares............$260      $496             $855              $1,428(4)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$160      $496             $855              $1,428(4)

(4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

Kentucky Obligations

     The Fund invests in Kentucky Obligations which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity.

     The obligations of non-Kentucky issuers that the Fund can purchase as Kentucky Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

         * obtaining funds for general operating expenses,

         * refunding outstanding obligations,

        * obtaining funds for loans to other public institutions and facilities, and

        * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         * tax, revenue or bond anticipation notes,
         * construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,

        *   municipal   lease/purchase   agreements,   which  are  similar  to
            installment purchase contracts for property or equipment, and

         *floating and variable rate demand notes.

Churchill Tax-Free Fund of Kentucky

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Jefferson Co. Pollution Control
[PICTURE]
Hardin County Water District
[PICTURE]
Higher Education
[PICTURE]
Kentucky Turnpike Authority
[PICTURE]
Kenton Co. Airport Board
[PICTURE]
Scott County School District
[PICTURE]
Warren County Kentucky Judicial Center
[PICTURE]
Lexington-Fayette UCG, KY Government
[PICTURE]
University of Kentucky Library
[PICTURE]

The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of January 15, 2002, and together represented 16.62 % of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Kentucky Obligations?"

     The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

     Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent settlement between the tobacco companies and individual states, including Kentucky, are now just beginning to be felt.

     Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

     The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.

                                 Fund Management

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

         The Manager provides the Fund with local advisory services.

     Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Manager

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of March 31, 2002, these funds had aggregate assets of approximately $3.47 billion, of which approximately $2.04 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     The Fund's portfolio is managed locally in Kentucky at the Manager's Louisville office by Mr. Thomas S. Albright, Senior Vice President and Portfolio Manager. Mr. Albright has served as the Fund's portfolio manager since September 1995, when Banc One Investment Advisors Corporation, subsequently sub-adviser, became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright attended the University of Louisville.

                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

     The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Kentucky Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky *Alabama * Florida * Georgia * Hawaii * Illinois * Indiana * Missouri * New York * Ohio * Pennsylvania *Tennessee

         If you are a resident of Texas you may purchase Class A Shares only.

     The Fund and the Distributor may reject any order for the purchase of shares.


"How much money do I need to invest?"

Option I

         *Initially, $1,000.


         *Subsequently any amount (for investments in shares of the same class).

Option II


         *$50 or more if an Automatic Investment Program is established

         *Subsequently, any amount you specify of $50 or more.

          *You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

          Under either option, your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:

          * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

          * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

          * The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?")

          In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                Adding to an Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to Churchill
Churchill Tax-Free Fund of                  Tax-Free Fund of Kentucky.
of Kentucky.

* Complete the New Account                  * Fill out the pre-printed
Application, which is                       stub attached
available with the Prospectus               to the Fund's
or upon request, indicating                 confirmations
the features you wish to                    or supply the name(s)
authorize.                                  of account owner(s),
                                            the account number, and
                                            the name of the
                                            Fund.

* Send your check and                       * Send your check and
completed application                       account information
to your dealer or                           to your dealer or
to the Fund's                               to the Fund's
Agent, PFPC Inc.                            Agent, PFPC Inc.

Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

          You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

          * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

          * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

          Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

          You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

          There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

          If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

          Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          *Class C Shares held for less than 12 months (from the date of purchase); and

          *CDSC Class A Shares.

          Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

          A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:

800-437-1000

By FAX, send instructions to:

302-791-1777

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent:
     PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

          Certificate  Shares.  Mail to the Fund's Agent:  (1) blank  (unsigned)
     certificates   for  Class  A  Shares  to  be   redeemed,   (2)   redemption
     instructions, and (3) a stock assignment form.

          To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

          For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

          We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

          We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                   member of a national securities exchange

                   U.S. bank or trust company

                   state-chartered savings bank

                   federally chartered savings and loan association

                   foreign bank having a U.S. correspondent bank; or

                    participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

                  account name(s)

                  account number

                  dollar  amount  or number  of  shares  to be  redeemed  or a statement that all shares held in the account are to be redeemed payment  instructions (we normally mail redemption  proceeds to your address as registered with the Fund)

                  signature(s) of the registered shareholder(s) and

                  signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account, if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                           Class A Shares                     Class C Shares

Initial                    Class A Shares are                 None. Class C
Sales                      offered at net asset              Shares are offered
Charge                     value plus a maximum              at net asset value
                           sales charge of 4%,               with no sales
                           paid at the time of               charge payable at
                           purchase. Thus,                   the time of
                           your investment is                purchase.
                           reduced by the
                           applicable sales
                           charge.

Contingent                 None (except for                  A maximum CDSC of
Deferred                   certain purchases of              1% is imposed upon
Sales                     $1 million or more)                the redemption of
Charge                                                       Class C Shares held
("CDSC")                                                     for less than 12
                                                             months. No CDSC
                                                             applies to Class C
                                                             Shares acquired
                                                             through the
                                                             reinvestment of
                                                             dividends or
                                                             distributions.

Distribution               A distribution                     There is a level
and Service                fee of 0.15                        charge for
Fees                       of 1% is imposed on                distribution and
                           the average annual                 service fees for 6
                           net assets                         years after the
                           represented by the                 date of purchase
                           Class A Shares.                    at the
                                                              aggregate annual
                                                              rate of 1% of the
                                                              average net assets
                                                              represented by the
                                                              Class C Shares.

Other                      The initial sales                  Class C Shares
Information                charge is waived or                together with a
                           reduced in some                    pro- rata portion
                           cases. Larger                      of all Class C
                           purchases qualify                  Shares acquired
                           for lower sales                    through
                           charges.                           reinvestment of
                                                             dividends and other
                                                             distributions paid
                                                             in additional Class
                                                             C Shares,
                                                             automatically
                                                             convert to Class A
                                                             Shares after 6
                                                             years.

Systematic Payroll Investments

     You can make systematic investments into either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.


"What price will I pay for the Fund's shares?"

Class A Shares Offering             Class C Shares Offering
Price                                       Price

Net asset value per share Net asset value per share plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or, (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

     The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

          I                II                       III
                          Sales Charge as           Sales Charge as
                          Percentage of             Approximate
                          Public                    Percentage of
Amount of Purchase        Offering Price            Amount Invested

Less than $25,000  4.00% 4.17% $25,000 but less than $50,000 3.75% 3.90% $50,000 but less than $100,000  3.50% 3.63%  $100,000 but less than $250,000 3.25% 3.36%
$250,000 but less than $500,000  3.00% 3.09%  $500,000 but less than  $1,000,000
2.50% 2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000  (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

(iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

         Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


This charge is 1% of the shares' redemption or purchase value, whichever is less. This charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies

     If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Fund without paying a sales charge. You can get additional information from the Distributor.


"What are the sales, service and distribution charges for Class C Shares?"

     * No sales charge at time of purchase.

     * Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

         Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

         Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

     These payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class. Whenever the Fund makes Class A payments, the annual rate of the advisory and administration fee otherwise payable by the Fund will be reduced from 0.50 of 1% to 0.40 of 1% of the Fund's average annual net assets.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death"("TOD") Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

          Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

 "How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.


     Whether your dividends and distributions are paid in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.


     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                                 Tax Information

     Net investment income includes income from Kentucky Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes

     During the Fund's fiscal year ended December 31, 2001, the Fund's dividends consisted of the following:

Fiscal Year
12/31/01


            Exempt              Capital           Ordinary
            Interest            Gains             Interest
            Dividends           Dividends         Dividends
Class A     100.00%             0.00%             0.00%
Shares

Class C     100.00%             0.00%             0.00%
Shares


     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Kentucky Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Kentucky Obligations will be deemed long-or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable, if you receive exempt-interest dividends from the Fund.


     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky taxes?"

     All of the exempt-interest dividends from Kentucky Obligations paid by the Fund will be excludable from the shareholder's gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above.

     Under Kentucky income tax law, short-term gains distributions are not exempt from Kentucky income tax. Kentucky taxes long-term gains distributions at its ordinary individual and corporate rates. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Fund are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, futures, options and other nonexempt assets.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                           Class A(1)
                                       Year ended December 31,

                                  2001    2000    1999    1998    1997
Net Asset Value, Beginning
  of Period .............        $10.40  $10.09  $10.81  $10.81  $10.55
Income from Investment
  Operations:
  Net investment income ..         0.50    0.52    0.52    0.53    0.55
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........         (0.09)   0.31   (0.68)   0.01    0.27

  Total from Investment
    Operations ..........          0.41    0.83   (0.16)   0.54    0.82

Less Distributions:
  Dividends from net
    investment income ...         (0.50)  (0.52)  (0.53)  (0.53)  (0.55)
  Distributions from
    capital gains .......            -       -    (0.03)  (0.01)  (0.01)

  Total Distributions ...         (0.50)  (0.52)  (0.56)  (0.54)  (0.56)

Net Asset Value, End of
  Period ................        $10.31  $10.40  $10.09  $10.81  $10.81

Total Return
(not reflecting
  sales charge)......             4.02%   8.45%  (1.51)%  5.13%   8.08%
Ratios/Supplemental Data
  Net Assets, End of Period
    (thousands)  .....         $201,604 $196,890 $205,842 $229,667 $226,477
  Ratio of Expenses to
     Average Net
     Assets..........             0.72%    0.74%   0.72%   0.73%   0.73%
  Ratio of Net Investment
    Income to Average Net
    Assets...........             4.82%    5.10%   4.95%   4.89%   5.19%
Portfolio Turnover
  Rate...............            21.44%    6.61%   6.35%  12.79%  22.39%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets          0.70%    0.73%   0.71%   0.72%   0.72%

                                                Class C(2)
                                          Year ended December 31,

                                   2001   2000    1999    1998    1997

Net Asset Value, Beginning
  of Period .............        $10.39   $10.08  $10.81   $10.81  $10.55
Income from Investment
  Operations:
  Net investment income ..         0.41    0.43    0.43      0.44    0.46
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........         (0.08)   0.31   (0.69)    0.01    0.27

  Total from Investment
    Operations ..........          0.33    0.74   (0.26)    0.45    0.73

Less Distributions:
  Dividends from net
    investment income ...         (0.41)  (0.43)  (0.44)   (0.44)  (0.46)
  Distributions from
    capital gains .......           -       -     (0.03)   (0.01)  (0.01)

  Total Distributions ...         (0.41)  (0.43)  (0.47)   (0.45)  (0.47)

Net Asset Value, End of
  Period ................        $10.31  $10.39  $10.08   $10.81  $10.81

Total Return
(not reflecting
  sales charge)......              3.24%   7.54%  (2.45)%   4.24%   7.16%
Ratios/Supplemental Data
  Net Assets, End of Period
    (thousands)  .....            $3,355  $1,861  $1,932    $949   $845
  Ratio of Expenses to
     Average Net
     Assets..........              1.56%   1.59%   1.56%    1.59%   1.57%
  Ratio of Net Investment
    Income to Average Net
    Assets...........              3.92%   4.24%   4.09%    4.04%   4.30%
Portfolio Turnover
  Rate...............             21.44%   6.61%   6.35%   12.79%  22.39%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets           1.55%   1.58%   1.55%    1.57%   1.56%

(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

Note: Effective September 11, 1995 Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc., and from May 1, 1998 until July 1, 2000, pursuant to new management arrangements, was appointed the Fund's Investment Sub-Adviser. Aquila Management Corporation has been the Fund's Investment Adviser since May 1, 1998 and assumed portfolio management on July 1, 2000.

 MANAGER AND FOUNDER
 Aquila Management Corporation
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 BOARD OF TRUSTEES
 Lacy B. Herrmann, Chairman
 Thomas A. Christopher
 Douglas Dean
 Diana P. Herrmann
 Carroll F. Knicely
 Theodore T. Mason
 Anne J. Mills
 William J. Nightingale
 James R. Ramsey

 OFFICERS
 Diana P. Herrmann, President
 Thomas S. Albright, Senior Vice President and Portfolio Manager
 Jerry G. McGrew, Senior Vice President
 Teresa M. Blair, Vice President
 James M. McCullough, Vice President
 Jason T. McGrew, Assistant Vice President
 Rose F. Marotta, Chief Financial Officer
 Joseph P. DiMaggio, Treasurer
 Edward M.W. Hines, Secretary


 DISTRIBUTOR
 Aquila Distributors, Inc.
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 TRANSFER AND SHAREHOLDER SERVICING AGENT
 PFPC Inc.
 400 Bellevue Parkway
 Wilmington, Delaware 19809

 CUSTODIAN
 Bank One Trust Company, N.A.
 100 East Broad Street
 Columbus, Ohio 43271

 INDEPENDENT AUDITORS KPMG LLP 757 Third Avenue New York, New York 10017

 COUNSEL
 Hollyer Brady Smith & Hines LLP
 551 Fifth Avenue
 New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 toll free.

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 This Prospectus should be read and retained for future reference

 The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5086.

                       Churchill Tax-Free Fund of Kentucky

                                   One of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll-free or 212-697-6666

To make shareholder account inquiries, call the Trust/Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

 This Prospectus should be read and retained for future reference

                       Churchill Tax-Free Fund of Kentucky
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus

                                                               April 24, 2002
Class Y Shares
Class I Shares




     Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Kentucky state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.



             "What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and regular Federal income taxes. We call these "Kentucky Obligations." In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities; at least 80% of the Fund's net assets will always consist of obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 15 and 18 years.

     At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.

     The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's net assets must be invested in tax-exempt Kentucky Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

          Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

          Loss of money is a risk of investing in the Fund.

          The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed- income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

          * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

          * Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

          An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart and table shown below provide an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in the performance of the Fund's Class Y Shares from year to year over a five-year period and by showing how the Fund's average annual returns for the periods covering one year, five years and the period since inception compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



 [Bar Chart]
 Annual Total Returns
 1997-2001

10%       8.34              8.62
          XXXX              XXXX
8%        XXXX              XXXX
          XXXX              XXXX
6%        XXXX              XXXX
          XXXX  5.26%       XXXX  4.28%
4%        XXXX  XXXX        XXXX  XXXX
          XXXX  XXXX        XXXX  XXXX
2%        XXXX  XXXX        XXXX  XXXX
          XXXX  XXXX        XXXX  XXXX
0%        XXXX  XXXX        XXXX  XXXX
          XXXX  XXXX  XXXX  XXXX  XXXX
          XXXX  XXXX  -1.46 XXXX  XXXX
         1997   1998  1999  2000  2001

                     Years


During the period shown in the bar chart, the highest return for a quarter was 2.89% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.16% (quarter ended June 30, 1999).

                                  Average Annual Total Return

 For the Period Ended       1 Year     5 Year     Since Inception
    December 31, 2001

Churchill Tax-Free Fund of Kentucky
Class Y Shares
    Return before taxes     4.28%       4.94%       5.21% (04/01/96)
    Return after taxes on
     distributions          4.28%       4.91%       5.17%
    Return after taxes on
     distributions and
     redemptions            4.60%       5.00%       5.23%

Churchill Tax-Free Fund of Kentucky
Class I Shares
    Return before taxes      N/A         N/A        0.58%(1)(08/06/01)
Lehman Brothers Quality Intermediate
  Municipal Bond Index(2)   5.51%        5.72%      5.76% (Class Y)(3)
                                                    1.19% (Class I)(4)

      (1)  Not annualized.

      (2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

     (3) From commencement of Class Y Shares on April 1, 1996.

     (4) Class I Shares were first issued on August 6, 2001.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.


                                             Class I          Class Y
                                             Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price) .......None             None
Maximum Deferred Sales Charge (Load).........None             None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None             None
Redemption Fees..............................None             None
Exchange Fees................................None             None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fees .............................0.40%            0.40%
Distribution (12b-1) Fee.....................0.10%(1)         None
All Other Expenses (2).......................0.37%            0.17%
Total Annual Fund Operating Expenses (2).....0.87%            0.57%


(1) Current rate; up to 0.25% can be authorized.


(2) Does not reflect a 0.02% offset in Fund expenses received in the year ended December 31, 2001 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Fund operating expenses would have been 0.35% and 0.85%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.15% and 0.55%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.12%; Class Y Shares bear only the common charges of 0.12% and an allocation for transfer agent services of 0.05%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year    3 years   5 years       10 years

 Class I Shares.......... $89        $278      $482          $1,073
 Class Y Shares...........$58        $183      $318            $714




                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Kentucky Obligations

     The Fund invests in Kentucky Obligations which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity

     The obligations of non-Kentucky issuers that the Fund can purchase as Kentucky Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

         Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

*    obtaining funds for general operating expenses,

*    refunding outstanding obligations,

*    obtaining funds for loans to other public institutions and facilities, and

* funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

*    tax, revenue or bond anticipation notes,

*    construction loan notes,

*    project notes, which sometimes carry a U.S. government guarantee,

* municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

*    floating and variable rate demand notes


"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Kentucky Obligations?"

     The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

     Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent settlement between the tobacco companies and individual states, including Kentucky, are now just beginning to be felt.

     Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

     The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.


                                 Fund Management

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Manager provides the Fund with local advisory services.

     Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Manager

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of March 31, 2002, these funds had aggregate assets of approximately $3.47 billion, of which approximately $2.04 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     The Fund's portfolio is managed locally in Kentucky at the Manager's Louisville office by Mr. Thomas S. Albright, Senior Vice President and Portfolio Manager. Mr. Albright has served as the Fund's portfolio manager September 1995, when Banc One Investment Advisors Corporation, subsequently sub-adviser, became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright attended the University of Louisville.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


     *Kentucky *Alabama * Georgia * Hawaii * Illinois * Indiana * Missouri * New Jersey * New York * Ohio* Pennsylvania


     The Fund and the Distributor may reject any order for the purchase of shares.

"How Much Money Do I Need to Invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

Class I Shares:

          Financial intermediaries can set their own requirements for initial and subsequent investments.

          Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

* The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares                     Adding to a Class Y
                                             Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to
Churchill Tax-Free Fund of                  Churchill Tax-Free Fund
Kentucky.                                    of Kentucky.

* Complete the New Account                  * Fill out the pre-printed
Application, which is                       stub attached
available with the Prospectus               to the Fund's
or upon request, indicating                 confirmations
the features you wish to                    or supply the name(s)
authorize.                                  of account owner(s),
                                             the account number, and
                                             the name of the
                                             Fund.

* Send your check and                       * Send your check and
completed application                       completed application
to your dealer or                           to your dealer or
to the Fund's                               to the Fund's
Agent, PFPC Inc.                            Agent, PFPC Inc.


"Can I transfer funds electronically?"

          You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

          * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

          * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

          Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                       Redeeming Your Investment

Redeeming Class Y Shares

          You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

          There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway

Wilmington, Delaware 19809

By telephone, call:

800-437-1000

By FAX, send instructions to:

302-791-1777

          For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

          1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

          a) to a Financial  Institution account you have previously  specified;
     or

          b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.


          Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

          2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

          To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated below.

          To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

          We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

          We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

          participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

          You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

          Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.           Check, or wired or                  None.
                          transferred through the
                          Automated Clearing House
                          to your Financial
                          Institution account, if
                          you so requested on your
                          New Account Application
                          or Ready Access Features
                          Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

          Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

          The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

          The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

          The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

          Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

          Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

Distribution Arrangements

          In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations.

                           Class Y Shares            Class I Shares
                           "Institutional Class"     "Financial
                                                     Intermediary Class"

Initial Sales              None.                     None.
Charge                                               Financial
                                                     Intermediaries may charge a
                                                     fee for purchase of shares.

Contingent                 None.                     None.
Deferred Sales
Charge ("CDSC")

Distributions and None.                               Distribution fee of
Service Fees                                          up to 0.25 of 1% of
                                                      average annual net assets
                                                      allocable to Class I
                                                      Shares, currently 0.10
                                                      of1% of such net assets,
                                                      and a service fee of 0.25
                                                      of 1% of such assets.


"What price will I pay for the Fund's shares?"

          The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

          The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

          A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.


"Is there a Distribution Plan or a Services Plan?"

          The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

(iii)protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

      No payments are made with respect to assets represented by Class Y Shares.

          From time to time the Manager may make payments from its own resources to trust departments and other financial intermediaries for shareholder servicing and/or distribution assistance with respect to Class Y Shares.

          Under the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

          These payments (currently 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distributions and fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Whenever the Fund makes Class A permitted payments, the annual rate of the advisory and administration fee otherwise payable by the Fund will be reduced from 0.50 of 1% to 0.40 of 1% of the Fund's average annual net assets.

Shareholder Services Plan for Class I Shares

          The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

          If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.


                           Dividends and Distributions

"How are dividends and distributions determined?"

          The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

          Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

          The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

 "How are dividends and distributions paid?"

          Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution.

          If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

          You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

          All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

          The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.


          Whether your dividends or distributions on Class Y Shares are paid in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.


          If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                                 Tax Information

          Net investment income includes income from Kentucky Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

          It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes.

          During the Fund's fiscal year ended December 31, 2001, the Fund's dividends consisted of the following:

                                   Fiscal Year
                                    12/31/01

                 Exempt Interest      Capital                    Ordinary
                 Dividends            Gains                      Interest
                                      Dividends                  Dividends

Class Y Shares    100.00%              0.00%                      0.00%

Class I Shares    100.00%              0.00%                      0.00%



          The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period. No Class I Shares were outstanding during that period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends". Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Kentucky Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Kentucky Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     A portion of Social Security or railroad retirement benefits, a portion of these benefits you or your spouse may be receiving may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky taxes?"

     All of the exempt-interest dividends from Kentucky Obligations paid by the Fund will be excludable from the shareholder's gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above.

     Under Kentucky income tax law, short-term gains distributions are not exempt from Kentucky income tax. Kentucky taxes long-term gains distributions at its ordinary individual and corporate rates. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Fund are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, futures, options and other nonexempt assets.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                    Class I(2)
                               Class Y(1)                           Period
                         Year ended December 31,                    Ended

                              2001   2000    1999    1998    1997   12/31/01

Net Asset Value, Beginning
  of Period .............   $10.40  $10.09  $10.82   $10.82  $10.55  $10.44
Income from Investment
  Operations:
  Net investment income ..    0.51   0.53    0.53     0.54    0.56    0.19
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........    (0.07)  0.32   (0.69)    0.02    0.29   (0.13)

  Total from Investment
    Operations ..........     0.44   0.85   (0.16)    0.56    0.85    0.06

Less Distributions:
  Dividends from net
    investment income ...    (0.53) (0.54)  (0.54)   (0.55)  (0.57)  (0.19)
  Distributions from
    capital gains .......      -      -     (0.03)   (0.01)  (0.01)    -

  Total Distributions ...    (0.52) (0.54)  (0.57)   (0.56)  (0.58)  (0.19)

Net Asset Value, End of
  Period ................   $10.32  $10.40  $10.09  $10.82  $10.82  $10.31

Total Return
(not reflecting
  sales charge)......        4.28%   8.62%  (1.46)%   5.26%  8.34%  0.58%+
Ratios/Supplemental Data
  Net Assets, End of Period
    (thousands)  .....     $25,585 $15,745  $13,346 $14,335 $8,957 $1,426
  Ratio of Expenses to
     Average Net
     Assets..........        0.57%   0.59%   0.57%   0.58%   0.57%  0.83%*
  Ratio of Net Investment
    Income to Average Net
    Assets...........        4.94%   5.25%   5.09%   5.03%   5.31%  4.47%*
Portfolio Turnover
  Rate...............       21.44%   6.61%   6.35%  12.79%  22.39% 21.44%+

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets     0.55%   0.58%   0.56%   0.57%   0.56%  0.82%*

(1)  New Class of Shares established on April 1, 1996.

(2) For the period August 6, 2001 to December 31, 2001. There were no Class I Shares outstanding prior to August 6, 2001.

+ Not annualized.

* Annualized.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser, replacing PNC Bank, Kentucky, Inc., and from May 1, 1998 until July 1, 2000, pursuant to new management arrangements, was appointed the Fund's Investment Sub-Adviser. Aquila Management Corporation has been the Fund's Investment Adviser since May 1, 1998 and assumed portfolio management on July 1, 2000.

 MANAGER AND FOUNDER
 Aquila Management Corporation
 380 Madison Avenue, Suite 2300
 New York, New York 10017


 BOARD OF TRUSTEES
 Lacy B. Herrmann, Chairman
 Thomas A. Christopher
 Douglas Dean
 Diana P. Herrmann
 Carroll F. Knicely
 Theodore T. Mason
 Anne J. Mills
 William J. Nightingale
 James R. Ramsey


 OFFICERS
 Diana P. Herrmann, President
 Thomas S. Albright, Senior Vice President and Portfolio Manager
 Jerry G. McGrew, Senior Vice President
 Teresa M. Blair, Vice President
 James M. McCullough, Vice President
 Jason T. McGrew, Assistant Vice President
 Rose F. Marotta, Chief Financial Officer
 Joseph P. DiMaggio, Treasurer
 Edward M. W. Hines, Secretary

 DISTRIBUTOR
 Aquila Distributors, Inc.
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 TRANSFER AND SHAREHOLDER SERVICING AGENT
 PFPC Inc.
 400 Bellevue Parkway
 Wilmington, Delaware  19809

 CUSTODIAN
 Bank One Trust Company, N.A.
 100 East Broad Street
 Columbus, Ohio 43271

 INDEPENDENT AUDITORS KPMG LLP 757 Third Avenue New York, New York 10017

 COUNSEL
 Hollyer Brady Smith & Hines LLP
 551 Fifth Avenue
 New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund. (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 toll free.

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5086.

                       Churchill Tax-Free Fund of Kentucky

                                   One of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll-free or 212-697-6666

To make shareholder account inquiries, call the Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

This Prospectus should be read and retained for future reference




                       Churchill Tax-Free Fund of Kentucky
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

Statement
of Additional
Information                                                      April 24, 2002


     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 24, 2002,: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Distributor, Aquila Distributors, Inc ( the "Distributor") by writing to it at:

            380 Madison Avenue, Suite 2300, New York, New York 10017;
              or by calling: 800-437-1020 toll free or 212-697-6666

Financial Statements

     The financial statements for the Fund for the year ended December 31, 2001, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS
Fund History......................................................
Investment Strategies and Risks...................................
Fund Policies.....................................................
Management of the Fund............................................
Ownership of Securities...........................................
Investment Advisory and Other Services............................
Brokerage Allocation and Other Practices..........................
Capital Stock.....................................................
Purchase, Redemption, and Pricing of Shares.......................
Additional Tax Information........................................
Underwriters......................................................
Performance.......................................................
Appendix A........................................................

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                       Statement of Additional Information

                                  Fund History

     Churchill Tax-Free Trust (the "Trust"), was formed on March 30, 1987, as a Massachusetts business trust. Its name was changed from "Churchill Tax-Free Fund of Kentucky" to "Churchill Tax-Free Trust" in June, 1988. The Fund is the original and only active portfolio (series) of the Trust. The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

     The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     See Appendix A to this SAI for further information about the ratings of these organizations as to the various rated Kentucky Obligations which the Fund may purchase.


     The table below gives information as to the percentage of Fund net assets invested, as of December 31, 2001, in Kentucky Obligations in the various rating categories:

Highest rating (1)......................................................62.7%
Second highest rating (2)...............................................20.8%
Third highest rating (3)................................................16.5%
Fourth highest rating (4)..................................................0%
Not rated:.................................................................0%
                                                                      100.0%
(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.


Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Kentucky Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Kentucky Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Kentucky issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States. For example, most local school construction is financed from the proceeds of bonds nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. Similar arrangements are used to finance many city and county construction projects but in these cases, the bonds are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In both situations, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. However, there is no reported instance in which a Kentucky school bond has gone into default. In determining marketability of any such issue, the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

     Unlike when the Fund purchases or sells a Kentucky Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Kentucky Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's Kentucky Obligations is that the Manager could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Kentucky Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Kentucky Obligations being hedged. If the price of the Future or option moves less than the price of the Kentucky Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Kentucky Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Kentucky Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Kentucky Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Kentucky Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Kentucky Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Kentucky Obligations being hedged if the historical volatility of the prices of the Kentucky Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Kentucky Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Kentucky Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Kentucky Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Fund may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.


Regulatory Aspects of Futures and Options

     The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Kentucky Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Fund must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Fund will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                  Fund Policies

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Kentucky Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.


     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

     The Fund can buy those Kentucky Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income.

     The Fund will not issue senior securities, except in connection with borrowings. The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.


                             Management of the Fund

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

     The Fund's sole standing committee is the Audit Committee, consisting of all of the Trustees who are not "interested persons" of the Fund. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls.

Trustees and Officers

     The following material includes theTrustees and officers of the Fund, theirdate of birth, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below.


                              Trustees and Officers
                                                                   Number of
                         Positions Held                           Portfolios in
                         with                                     Fund Complex
                         Fund                                      Overseen by
Name, Address(1) and     and Length of   Principal Occupation(s)   Trustee           Other Directorships
Date of Birth            Service(2)      During Past 5 Years                            Held by Trustee

Interested Trustees

Lacy B. Herrmann(3)      Chairman of      Founder and Chairman of the        14      Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1987             organization and Manager or                Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                          Sub-Adviser to the Aquilasm                Value Fund, Oppenheimer Midcap
                                          Group of Funds (4) and Founder,            Fund, and Oppenheimer
                                          Chairman of the Board of                   Rochester Group of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since
                                          its establishment, beginning in
                                          1984; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; President
                                          and a Director, STCM Management
                                          Company, Inc., sponsor and
                                          investment adviser to Capital
                                          Cash Management Trust and
                                          Capital Cash U.S. Government
                                          Securities Trust, since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann(3)     Trustee since    President and Chief Operating      9       None
New York, NY             1995 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1999       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.

Non-interested
Trustees

Thomas A.                Trustee          Shareholder of Robinson, Hughes    1              None
Christopher              since 1992       & Christopher, C.P.A.s, P.S.C.,
Danville, KY                              since 1977; President, A Good
(12/19/47)                                Place for Fun, Inc., a sports
                                          facility, since 1987.

Douglas Dean             Trustee          Founder and President, Dean,       1               None
Lexington,               since 1987       Dorton & Ford P.S.C., a public
KY                                        accounting firm, since 1982 ;
(03/21/49)                                active as an officer and member
                                          of various charitable and
                                          community organizations.

Carroll F. Knicely       Trustee since    President, Associated              1        Director, South Gate Plaza,
Glasgow, KY              1998             Publications Inc, Glasgow,                  Inc.; Knicely and Knicely,
(12/08/28)                                Kentucky; director and member,              Inc.
                                          Executive Board of West Kentucky
                                          Corporation and director and
                                          Secretary-Treasurer, South Gate Plaza,
                                          Inc. (owner and developer of shopping
                                          centers and commercial real estate);
                                          director, Vice President and
                                          Treasurer, Knicely and Knicely, Inc.
                                          (owner and developer of rental
                                          properties and residential real
                                          estate); former trustee, Cambellsville
                                          University; formerly Secretary of
                                          Commerce and Commissioner of Commerce,
                                          Commonwealth of Kentucky.

Theodore T. Mason        Trustee since    Executive Director, East Wind      7        Trustee, OCC Cash Reserves,
New York, NY             1992             Power Partners LTD since 1994               Inc. and OCC Accumulation
(11/24/35)                                and Louisiana Power Partners,               Trust.
                                          LLC since 1999; President, Alumni
                                          Association of SUNY Maritime College
                                          since 2002 (First Vice President,
                                          2000-2001, Second Vice President,
                                          1998-2000) and director of the same
                                          organization since 1997; Director,
                                          STCM Management Company, Inc., since
                                          1973; twice national officer of Naval
                                          Reserve Association, Commanding
                                          Officer of four naval reserve units
                                          and Captain, USNR (Ret); director, The
                                          Navy League of the United States New
                                          York Council since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime College at
                                          Fort Schuyler Foundation, Inc. since
                                          2000.

Anne J. Mills            Trustee since    President, Loring Consulting       6              None
Castle Rock, CO          1987             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget Review
                                          Officer, the American Baptist
                                          Churches/USA, 1994-1997; director, the
                                          American Baptist Foundation since 1985
                                          and formerly trustee, Brown
                                          University.

William J. Nightingale   Trustee since    Retired: Chairman, founder         2        Director, Ring's End, Inc.
Rowayton, CT             1993             (1975) and Senior Advisor
(09/16/29)                                Nightingale & Associates,
                                          L.L.C., a general management
                                          consulting firm focusing on
                                          interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services; formerly an
                                          officer of Hanes Corporation
                                          (apparel) and General Mills,
                                          Inc. and a Senior Associate of
                                          Booz, Allen & Hamilton
                                          (management consultants).

James R. Ramsey          Trustee since    Kentucky Governor's Senior         1               None
Frankfort, KY            1987             Policy Advisor and State Budget
(11/14/48)                                Director since 1999; Professor
                                          of Economics, University of
                                          Louisville, since 1999; Vice
                                          Chancellor for Finance and
                                          Administration, the University of
                                          North Carolina at Chapel Hill, 1998 to
                                          1999; previously Vice President for
                                          Finance and Administration at Western
                                          Kentucky University, State Budget
                                          Director for the Commonwealth of
                                          Kentucky, Chief State Economist and
                                          Executive Director for the Office of
                                          Financial Management and Economic
                                          Analysis for the Commonwealth of
                                          Kentucky, Adjunct Professor at the
                                          University of Kentucky, Associate
                                          Professor at Loyola University-New
                                          Orleans and Assistant Professor at
                                          Middle Tennessee State University.

Officers
Thomas S. Albright       Senior Vice      Vice President and co-manager,     N/A             N/A
Louisville, KY           President        Tax-Free Fund For Utah since
(07/26/52)               since 2000       2001; Senior Vice President and
                                          Portfolio Manager, Churchill
                                          Tax-Free Fund of Kentucky since
                                          July 2000; Vice President and
                                          Portfolio Manager, Banc One
                                          Investment Advisors, Inc.,
                                          1994-2000.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A         N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1994       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Terri M. Blair           Vice President   Vice President, Churchill          N/A           N/A
Elizabethtown, KY        since 1996       Tax-Free Fund of Kentucky since
(04/05/64)                                1996.

James M. McCullough      Vice President   Senior Vice President or Vice      N/A          N/A
Portland, OR (06/11/45)  since 2000       President of five Aquila Bond
                                          and Equity Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jason T. McGrew          Vice President   Vice President, Churchill          N/A         N/A
Elizabethtown, KY        since 2001       Tax-Free Fund of Kentucky since
(08/14/71)                                2001, Assistant Vice President,
                                          2000-2001; Investment Broker with
                                          Raymond James Financial Services
                                          1999-2000 and with J.C. Bradford and
                                          Company 1997-1999; Associate Broker at
                                          Prudential Securities 1996-1997.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A         N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and the Distributor,
                                          1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A         N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A         N/A
New York, NY             since 1987       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A         N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since            2000 Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A         N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 and Vice President of the
                         1995             five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A         N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.



(1)  The mailing address of each Trustee and officer is c/o Churchill Tax-Free
     Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(4)  In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S.
     Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash
     Assets Trust, Capital Cash Management Trust and Capital Cash U.S.
     Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free
     Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado,
     Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income
     Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds";
     considered together, these 14 funds are called the "Aquilasm Group of Funds."




Management Ownership


     As of the date of this SAI, all of the Fund's Trustees and officers as a group owned less than 1% of its outstanding shares.


                       Securities Holdings of the Trustees
                                (as of 12/31/01)

                      Dollar Range of Ownership     Aggregate Dollar Range of
                      in Churchill Tax-Free         Ownership in Aquilasm
Name of Trustee       Fund of Kentucky(1)           Investment Companies
                                                    Overseen by Trustee(1)
Interested Trustees


Lacy B. Herrmann                     B                               E


Diana P. Herrmann                    B                               D

Non-interested Trustees

Thomas A. Christopher                C                               C

Douglas Dean                         D                               D

Carroll F. Knicely                   D                               E

Theodore T. Mason                    B                               C

Anne J. Mills                        C                               D

William J. Nightingale               C                               C

James R. Ramsey                      C                               C



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2001, the Fund paid a total of $83,355 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money- market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


Name             Compensation         Compensation from all    Number of boards
                 from the Fund        funds in the Aquilasm      on which the
                                      Group of Funds             Trustee serves

Thomas A.           $7,500                    $10,750                   2
Christopher

Douglas Dean        $7,300                    $8,050                    2


Carroll F.          $6,150                    $7,250                    2
Knicely

Theodore T.         $7,300                    $50,250                   7
Mason

Anne J.             $7,300                    $37,550                   6
Mills

William J.          $7,300                    $14,350                   2
Nightingale

James R.            $8,550                    $9,900                    2
Ramsey


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

                             Ownership of Securities


     On April 2, 2002, the following persons held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional shareholders the Fund's management believes that all of the shares indicated are held for the benefit of clients

-
Name and address of the       Number of shares              Percent of class
holder of record


Institutional 5% shareholders

SYAG                              1,318,587 Class A Shares   6.65%
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY

JJB Hilliard W Lyons Inc          64,163 Class C Shares      18.96%
501 S. 4th Street
Louisville, KY

MLPF&S for the sole               47,816 Class C Shares      14.13%
 benefit of its customers
4800 Deer Lake Dr East
Jacksonville, FL

Bankdan                           884,858 Class Y Shares     27.68%
c/o Central Kentucky Trust
218 W. Main St.
Danville, KY

National Financial                1,193,607 Class Y Shares   37.34%
Services LLC
200 Liberty Street
New York NY

Monroe & Co                       204,925 Class Y Shares     6.39%
P.O. Box 160
Westerville, OH

National City Bank                250,456 Class Y Shares     7.84%
of Kentucky TTEE
Cardinal Aluminum Co.
P.O. Box 94894,
Cleveland, OH

Strafe & Co                       245,212 Class Y Shares    7.67%
P.O. Box 160
Westerville, OH

Danky & Co.                       174,492 Class Y Shares    5.46%
P.O.Box 28
Danville, KY

Wexford Clearing Services Corp    120,850 Class I Shares    72.66%
Louisville, KY

Additional 5% shareholders

Mark A Campisano TTEE Patricia E. 27,577 Class I Shares    16.58%
Campisano rev trust
 P.O. Box 34006
Louisville, KY



     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date. Investment Advisory and other Services

Information about the Manager and the Distributor

Management Fees


     During the fiscal years ended December 31, 2001, 2000 and 1999 the Fund incurred Management fees (investment advisory fees) as follows:


                           Manager          Related Information

2001                       $895,260

2000                       $859,027         Includes $149,281 paid
                                            to the former Sub-Adviser
                                            under arrangements in
                                            effect until July 1,2000.

1999                       $949,606



     Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


     The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.


The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i)  supervise   continuously  the  investment  program  of  the  Fund  and  the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii)arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.


     The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.



     The Advisory and Administration Agreement provides that the Manager shall give, as defined therein, to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.




     The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the benefits of such indemnification.



     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a sub-adviser of the Fund under a sub-advisory agreement; as part of such administrative duties, the Manager shall:

     (i) provide  office  space,  personnel,  facilities  and  equipment for the
performance  of  the  following   functions  and  for  the  maintenance  of  the
headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.


 Renewal of the Investment Advisory and Administration Agreement



     Renewal for the year ending June 30, 2002 of the Investment Advisory and Administration Agreement between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2001. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

    Copies of the agreement to be renewed;

        A term sheet describing the material terms of each contract;

          The report of the Manager containing data about the performance of the Fund, and data about the fees, expenses and profitability of the Manager and comparisons of such data with similar data about other comparable funds;

The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance;

From the foregoing, the Trustees derived the following considerations:

Since the last renewal in 2000, the Fund has operated in a manner consistent with its objectives and within its investment restrictions.

Compared to all Kentucky funds, the Fund has lower contractual management fees. Most comparable peers have higher contractual management fees.

Investment performance is generally similar to that of the Fund's peers both in terms of average monthly yield which does not include capital gains or losses and total return which does include capital gains.

The Fund experienced less fluctuation asset value. The Fund generally holds shorter-term obligations to minimize changes in net asset value; this may also cause the Fund's yields to be lower than its peers that hold longer maturity bonds. However shorter- term investments generally provide greater NAV stability.

The Fund has comparatively low fund operating expenses. All but one of selected peers had higher operating expenses.

The profitability of Trust to the Manager was 43.2% for the year 2000, annualized to account for the Manager's operation without the former sub-adviser only from July 1, 2000.

The services provided to the Fund by the Manager are similar to those provided to other single state bond funds.

The Fund has excellent Morningstar ratings and has experieinced good inflows of new investments.

     Having reviewed this information and having determined that it was reliable, the Board of Trustees and independent Trustees determined that the Trust is being well served by the Manager and that renewal of the agreement until June 30, 2002 was appropriate.



Underwriting Commissions


     During the fiscal years ended December 31, 2001, 2000 and 1999 the aggregate dollar amount of sales charges on sales of shares in the Fund was $ 345,843, $191,643 and $251,996, respectively, and the amount retained by the Distributor was $36,831, $19,917 and $21,878 , respectively.


     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).


     For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.



Provisions Relating to Class A Shares  (Part I)

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Fund to which Part I applies.
Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year),at a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


     During the fiscal years ended December 31, 2001, 2000 and 1999, payments were made only under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients most of whom are broker-dealers and were for compensation. During those periods, no payments were made under Part IV of the Plan.


Payments to Qualified Recipients


     During the fiscal year ended December 31, 2001, $300,606, was paid to Qualified Recipients under Part I of the Plan, $19,575 was paid to Qualified Recipients under Part II and $438 was paid under Part III. Of these amounts, $9,112 and $9,960, respectively, were paid as compensation to the Distributor as compensation to other Qualified Recipients. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.



     Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and /or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.



Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2001, $6,525 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended December 31,2001, $1,094 was paid under Part II of the Plan for Qualified Recipients.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The Fund's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG LLP, 757 Third Avenue, New York, New York, 10017, perform an annual audit of the Fund's financial statements.

                    Brokerage Allocation and Other Practices


     During the fiscal years ended December 31, 2001, 2000 and 1999 all of the Fund's transactions were principal transactions and no brokerage commission was paid.


     The following provision regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Advisory and Administration Agreement. It provides that the Manager shall select such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

*Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to
0.25 of 1% of average annual net assets allocable to Class I Shares, currently
0.10 of 1% of such net assets, and a service fee of 0.25 of 1% of such assets.

The Fund's four classes of shares differ in their sales charge structures and on-going expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Kentucky Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

          The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares


         CDSC Class A Shares



          You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;

(ii) All Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

(iii)Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

          CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.



Broker/Dealer Compensation - Class A Shares

          Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares


          If you redeem all or part of your CDSC Class A Shares during the two years after purchase you will pay 1% of the shares' redemption or purchase value, whichever is less.



          This charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares").



          This charge will not apply to shares acquired through the reinvestment of dividends or distributions or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.



          The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, for example, a two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund, running of the applicable holding period for those exchanged shares will be suspended.


Broker/Dealer Compensation - CDSC Class A Shares

          The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                                   Amount Distributed to
                                                     Broker/Dealer as a %
                                                     of Purchase Price

$1 million but less than $2.5 million                         1%

$2.5 million but less than $5 million                0.50 of 1%

$5 million or more                                   0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

          "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

          "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

General

Class A Shares may be purchased without a sales charge by:

*    the Fund's Trustees and officers,

* the directors, officers and certain employees, retired employees and representatives of the Manager, Distributor, and their parents and/or affiliates,

*    selected dealers and brokers and their officers and employees,

* certain persons connected with firms providing legal, advertising or public relations assistance,

*    certain family members of, and plans for the benefit of, the foregoing, and

* plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

          The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

          A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative , including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

(i)  satisfies   uniform  criteria  which  enable  the  Distributor  to  realize economies of scale in its
                  costs of distributing shares;

(ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

          At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Certain Investment Companies

          Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the Application.

2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

     Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

          The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

          The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.

          Dealer payments will be made in up to four payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

          The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

          The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

*    advertising of the Fund's shares;

* payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

* other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

          Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

          The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

          You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

          Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.

          Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

          You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

*    for fractional Class A Shares;

* if you have selected Automatic Investment or Telephone Investment for Class A Shares; or

* if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

     Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privileges

          If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

          The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

          Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

          There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the SAI, the Aquila-sponsored Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

          Generally, you can exchange shares of a given class of Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         The following important information should be noted:

          (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

          If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

          (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

          (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

          This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

          All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

          The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                                              800-437-1000 toll free

          Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

          Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

          An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

          Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

          If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

          Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

          Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

          The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Kentucky Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Kentucky Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Kentucky Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Kentucky Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Kentucky Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

          As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and
     (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

          The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

          The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

          If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

          During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

          The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

          Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

          When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters

          Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the year ended December 31, 2001 were as follows:


Name of Principal   Net Under writing  Compensation on  Brokerage   Other
Underwriter         Discounts and      Redemptions and  Commissions Compensation
                    Commissions        Repurchases

Aquila              $36,831            None            None         None(*)
Distributors Inc.


     (*) Amounts paid to the Distributor under the Fund's Distribution Plan described in the Prospectus are for compensation.



                                   Performance

          As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

          Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 1, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on April 30, 1998 and none, except for the period since August 6, 2001, were outstanding during the periods indicated.

Total Return

          Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods and a period since the inception of the operations of the Fund (on May 21, 1987) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

          In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

          Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one-time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return for the period ended December 31,
2001:


 One Year                  Class A       Class C       Class Y       Class I
                           Shares        Shares        Shares        Shares

Return before taxes          (0.11%)    2.21%          4.28%          N/A(2)

Return after  taxes on       (0.11%)                   4.28%
distributions

Return after  taxes on        1.79%                    4.60%
distributions
and redemptions

Five Years

Return before taxes            3.92%      3.88%         4.94%          N/A

Return after  taxes on         3.89%                    4.91%
distributions

Return after  taxes on         4.12%                    5.00%
distributions
and redemptions

Ten Years(3)
Return before taxes            5.23%                    N/A             N/A

Return after  taxes on         5.11%                    N/A
distributions

Return after  taxes on         5.19%                    N/A
distributions
and redemptions

Since                          N/A        4.02(1)       5.21%(1)     0.58%(2)
inception (3)

Return before taxes            N/A        4.02(1)       5.21%(1)     0.58%(2)

Return after  taxes            N/A                      5.17%
on distributions

Return after  taxes on         N/A                      5.23%
distributions  and
redemptions

(1) Period from April 1, 1996 (inception of class) through December 31, 2001.
(2) Period from August 6, 2001 (inception of class) through December 31, 2001.
(3) Shorter of 10 years or since inception





 Average Annual Total Return

         These figures were calculated according to the following SEC formulas:

                              P(1+T)n  = ERV
where

         P        =      a hypothetical initial payment of $1,000

         T        =      average annual total return

         n        =      number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.


Average Annual Total Return after Taxes on Distributions-


     A class's average annual total return after taxes on distributions is computed according to the following formula:

                                 P(1+T)n = ATVD


Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years


               ATVD =ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or the period since inception), after federal taxes at the maximum rate on distributions but not after federal taxes on redemption. The effect of state and local taxes is not included.




Average Annual Total Return after Taxes on Distributions and Redemptions-

                            P(1+T)n = ATVDR



Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years


               ATVDR=ending value of a hypothetical $1,000 payment at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or the period since inception), after federal taxes at the maximum rate on distributions and redemptions. The effect of state and local taxes is not included.





     The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.


Total Return for the period ended December 31, 2001:
               Class A Shares    Class C Shares  Class Y Shares  Class I Shares

One Year            (0.11%)          2.21%              4.28%           N/A

Five Years          21.19%           20.98%             27.29%          N/A

Ten Years(3)        66.48%           N/A                N/A             N/A

Since               144.92%          25.43%(1)          33.96%(1)       0.58%(2)
inception (3)
on May
21, 1987


(1) Period from April 1, 1996 (inception of class) through December 31, 1999.
(2) Period from August 6, 2001 (inception of class) through December 31, 2001.
(3) Shorter of 10 years or since inception



Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Kentucky income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).


     The Kentucky and the combined Kentucky and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 6.7% and 43.37%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

     Yield for the 30-day period ended December 31, 2001 (the date of the Fund's most recent audited financial statements):


       Class A Shares     Class C Shares    Class Y Shares     Class I Shares

Yield         3.82%              3.17%            4.13%              3.85%

Taxable
Equivalent
Yield         6.75%              5.60%            7.29%              6.80%


     These figures were obtained using the Securities and Exchange Commission formula:


                                 Yield = 2 [( a-b + 1) 6 -1]
                                                    cd

where:

         a = interest earned during the period

         b = expenses accrued for the period (net of waivers and reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

               I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

               II.  Nature of and provisions of the obligation;

               III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

               AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

               Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings. There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

               MIG1/VMIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

               MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk

     . Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:

               AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

               AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

               A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

               BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

     `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

               F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

               F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

               F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                    CHURCHILL TAX-FREE TRUST
                   PART C:  OTHER INFORMATION

FINANCIAL STATEMENTS

        Financial Statements of the Churchill Tax-Free Fund
                             of Kentucky Portfolio:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Certified Public
                  Accountants
               Statement of Investments as of December 31,
                  2001
               Statement of Assets and Liabilities as of
                  December 31, 2001
               Statement of Operations for the year ended December 31, 2001 Statement of Changes in Net Assets for the
                  years ended December 31, 2001 and 2000
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Certified Public
                  Accountants

ITEM 23. Exhibits

     (b) Exhibits of the Churchill Tax-Free Fund of Kentucky
             Portfolio:

         (a) Supplemental Declaration of Trust Amending and
              Restating the Declaration of Trust (ii)

         (b) By-laws (v)

         (c) Instruments defining rights of shareholders

                  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.


                  At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) Investment Advisory and Administration
                             Agreement (iv)

         (e) (i) Distribution Agreement (iii)

             (ii) Sales Agreement for brokerage firms (iii)

             (iii) Sales Agreement for
                                    financial institutions (iii)

             (iv) Services Agreement (ii)

             (v) Sharehoplders Services Agreement (viii)

         (f) Not applicable

         (g) Custody Agreement (ii)

         (h) Transfer Agency Agreement (iv)

         (i)      (i)Opinion of Trust counsel (iv)
                  (ii) Consent of counsel (viii)

        (j) Independent Auditors' Consent (viii)

        (k) Not applicable

        (l) Not applicable

        (m) (i) Distribution Plan (iv)

            (ii) Shareholder Services Plan (iv)

        (n) Plan Pursuant to Rule 18f-3 (iv)

        (p) (i)Code of Ethics of the Fund (vi)
            (ii) Code of Ethics of the Manager (vi)


  (i) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 13 dated January 29, 1996 and incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 15 dated April 15, 1996, and incorporated herein by reference.

  (iii) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 16 dated April 24, 1997, and incorporated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 17 dated April 28, 1998, and incorporated herein by reference.

  (v) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 19 dated April 27, 1999, and incorporated herein by reference.

  (vi) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 20 dated April 27, 2000, and incorporated herein by reference.

  (vii) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 21 dated April 30, 2001, and incorporated herein by reference.

(viii) Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With  Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser

         The business and other connections of Aquila Management Corporation, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

          (a) Aquila Distributors, Inc. serves as principal underwriter to Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax- Free Trust of Arizona, Aquila Rocky Mountain Equity Fund and Tax-Free Trust of Oregon, in addition to serving as the Registrant's principal underwriter.

          (b) For information about the Directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c) Not applicable.

ITEM 28. Location of Accounts and Records

     All such accounts, books, and other documents are maintained by the manager, the transfer agent, and the custodian, whose addresses appear on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     (a) Not applicable.

     (b) Not applicable.

                           SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22th day of April, 2002.



                                   CHURCHILL TAX-FREE TRUST
                                  (Registrant)


                                   By /s/ Lacy B. Herrmann
                                   -----------------------------
                                      Lacy B. Herrmann,
                                      Chairman of the Board

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    4/22/02
______________________    Chairman of                 ___________
Lacy B. Herrmann          the Board and Trustees
                           (Principal Executive
                           Officer)

/s/Thomas A. Christopher                               4/22/02
______________________     Trustee                    ___________
Thomas A. Christopher


/s/Douglas Dean                                        4/22/02
______________________     Trustee                    ___________
Douglas Dean


/s/Diana P. Herrmann                                   4/22/02
______________________     Trustee                    ___________
Diana P. Herrmann


/s/Carroll F. Knicely                                   4/22/02
______________________     Trustee                    ___________
Carroll F. Knicely


/s/Theodore T. Mason                                   4/22/02
______________________      Trustee                  ___________
Theodore T. Mason


/s/Anne J. Mills                                       4/22/02
______________________     Trustee                   ___________
Anne J. Mills


/s/William J. Nightingale                              4/22/02
______________________     Trustee                   ___________
William J. Nightingale


/s/James R. Ramsey                                     4/22/02
 ______________________     Trustee                  ___________
James R. Ramsey


/s/Rose F. Marotta                                     4/22/02
 ________________________   Chief Financial Officer ___________
Rose F. Marotta        (Principal Financial and
                           Accounting Officer)

                            CHURCHILL TAX-FREE TRUST
                                  EXHIBIT INDEX

                  Number            Name

          (i)(ii) Consent of Trust counsel

          (j) Independent Auditors' Consent

          (e)(v)  Shareholder Services Plan

                  Correspondence